Long-Term Borrowings (Tables)	12 Months Ended
Feb. 29, 2024
Debt Disclosure [Abstract]
Summary of Long-term Borrowings

Summary of long-term borrowings consisted of the following:

Creditors	Annual Interest Rate	Maturity Date	As of
			February 28, 2023	February 29, 2024
			RMB	RMB	USD
China Merchants Bank (1)	3.60%	December 15, 2030	—	40,000	5,557

(1) The Company has entered into a facility agreement (the "Facility Agreement") with China Merchants Bank Co., Ltd. Singapore Branch for an uncommitted credit facility up to RMB110 million (in USD equivalent), which will be utilized to provide credit support for a domestic fixed assets loan (the "Loan") of RMB90 million. As of February 29, 2024, the Group has withdrawn RMB40,000 (US$5,557) from the loan in China Merchants Bank Co., Ltd. Shanghai Branch with maturity date in December, 2030 and an effective interest rate of 3.60%. Loan is uncommitted fully cash backed, with restricted cash amount of RMB121,472 (US$16,876) as of February 29, 2024.

(2) The Group is requested to make the repayment every half year for the principles from July 25, 2026 to December 15, 2030. For the long-term borrowings as of February 29, 2024, the repayment scheduled agreed by both parties is as following:

		Repayment Amount
Period	Repayment Date	RMB	US$
1	July 25, 2026	2,000	278
2	January 25, 2027	2,000	278
3	June 25, 2027	2,000	278
4	January 25, 2028	2,000	278
5	June 25, 2028	2,000	278
6	January 25, 2029	2,000	278
7	June 25, 2029	2,000	278
8	January 25, 2030	2,000	278
9	June 25, 2030	2,000	278
10	December 15, 2030	22,000	3,055
	Total	40,000	5,557